SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                              DGSE Companies , Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5) Total fee paid:

     ___________________________________________________________________________

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:__________________________________________
          2)   Form, Schedule or Registration No.:______________________________
          3)   Filing Party; ___________________________________________________
          4)   Date Filed: _____________________________________________________

                              DGSE Companies, INC.


                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held June 27, 2005



Notice is hereby given that the Annual Meeting of Shareholders of DGSE Companies, Inc. will be held on Monday, June 27, 2005, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, for the purpose of considering and voting upon:

         1.       The election of Directors.

         2. Transacting such other business as may properly come before the meeting.

The close of business on April 29, 2005, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at this meeting and any adjournment thereof, and only shareholders of record on such date shall be entitled to notice of and to vote at the meeting.

Please promptly date, sign and mail the enclosed proxy using the enclosed return envelope which needs no postage if mailed within the United States.




                                             By order of the Board of Directors


                                             /s/ Dr. L.S. Smith

                                             Dr. L.S. Smith, Ph.D
                                             Chairman of the Board and Secretary
Dated: May 10, 2005

                                 PROXY STATEMENT

                                ----------------

                              DGSE Companies, Inc.
                                2817 Forest Lane
                               Dallas, Texas 75234

                                 ---------------


                         ANNUAL MEETING OF SHAREHOLDERS


This statement is furnished to shareholders in connection with the solicitation by the Board of Directors of DGSE Companies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 27, 2005, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, and any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to shareholders on or about May 10, 2005. Certain employees of the Company may solicit proxies by telephone or in person. The expense of preparing, printing and mailing the proxies will be borne by the Company. A copy of the Company's Annual Report on Form 10-K (including the financial statements) ("Form 10-K") is enclosed herewith.


                                     VOTING

The proxy may be revoked by the shareholder at any time prior to its use. If it is signed properly by the shareholder and is not revoked, it will be voted at the meeting. If a shareholder specifies how the proxy is to be voted with respect to the election of Directors , it will be voted in the manner specified on the enclosed proxy. If no instructions are received, the proxy will be voted for the election of the slate of directors as set forth in the proxy.

At the close of business on April 29, 2005, 4,913,290 shares of the Company's Common Stock, par value $.01 per share, were outstanding and eligible for voting at the meeting. Each shareholder of record is entitled to one vote for each share held in all matters to come before the meeting. Only shareholders of record at the close of business on April 29, 2005, are entitled to notice of and to vote at the meeting.

                              ELECTION OF DIRECTORS

The Company's Board of Directors at a meeting held on April 14, 2005, nominated five persons to be elected at the Annual Meeting to serve as Directors of the Company for a term of one year and until their respective successors shall have been elected and shall have qualified.

It is the intention of the persons named in the proxy to vote for the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgment.

The following table and notes thereto set forth the age, principal occupation, period of time served as a Director of the Company, business experience, and other directorships held by each of the five nominees for election as Directors:

                                                                 Year First
                                                                   Elected
                                                                 Director or
                                                                 Appointed
                                                                 Officer of
     Name                   Age         Position                   Company
     ----                   ---         --------                 -----------

Dr. L.S. Smith
Ph.D (1)                    58           Chairman of the             1980
                                         Board of Direc-
                                         tors, Chief
                                         Executive Officer
                                         and Secretary

W.H. Oyster (2)             52           Director, Presi-            1990
                                         dent and Chief
                                         Operating Officer


William P. Cordeiro (3)     60           Director                    1999



Paul Hagen (4)              55           Director                    2004


Craig Alan-Lee (5)          47           Director                    2004

Business Experience During Last Five Years
------------------------------------------

(1) Chairman of Board of Directors, and Chief Executive Officer and Secretary of the Company since 1980.

(2)      Director,  President  and Chief  Operating of the Company since January
         1990.


(3) Director and independent member and financial expert of the Audit Committee of the Company since June 1999. Management Professor, School of Business and Economics, California State University since June 1990. Partner, Bartik, Cordeiro & Associates, Inc., a management consulting firm since January 1990.

(4) Director and member of the Audit Committee of the Company since December 2004. President of Premier Marketing, Inc., a retail consulting firm. President of Silverman Consultants, Inc., a wholly-owned subsidiary of the Company from April 2002 through November 2004. From October 1996 through April 2002, Vice President Bobby Wilkerson, Inc. a retail consulting company.

(5) Director and independent member of the Audit Committee of the Company since December 2004. Senior loan consultant with Castle Funding, Inc., a mortgage loan company since November 1994.







SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table and notes thereto set forth certain information as of April 29, 2005, pertaining to securities ownership by persons known to the Company to own 5% or more of the Company's Common Stock.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual or entity to the Company:

  Name and address                        Amount and nature            Percent
 of beneficial owner                    of beneficial owner(1)       of class(1)
 -------------------                    ----------------------       -----------

Dr. L. S. Smith, Ph.D                      3,414,665 (2)(5)             59.3%
  2817 Forest Lane
  Dallas, Texas 75234

Craig Alan-Lee                               325,000 (5) (6)             6.6%
  11230 Dilling Street
  North Hollywood,
  California 91602

John Michael Paulson                         275,000 (3)                 5.6%
  2250 East Tropicana
  # 19-121, Las Vegas,
  Nevada 89119

Edward White                                 275,000 (3)                 5.6%
  21700 Oxnard Street
  Woodland Hills,
  California 91367

W. H. Oyster                                 288,615 (4)                 5.6%
  2817 Forest Lane
  Dallas, TX 75234

(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power except as otherwise stated in the footnotes below. All calculations are based on 4,913,290 shares outstanding as of the above referenced date, adjusted for exercisable stock options.

(2) Includes 577,777 and 267,857 shares currently exercisable under stock options with exercise prices of $2.25 and $1.12 per share, respectively, and 743,282 shares subject to proxies pursuant to which Dr. L.S. Smith holds sole voting power.


(3) Includes 275,000 shares held in the Allen E. Paulson Living Trust of which John Michael Paulson is a co-trustee with Edward White.

(4) Includes 250,000 shares currently exercisable under stock options with an average exercise price of $2.23 per share. In addition, W.H. Oyster has given Dr. L.S. Smith a proxy to vote his 38,615 shares currently outstanding.

(5) Craig Alan-Lee has given Dr. L.S. Smith a proxy to vote his 320,000 shares currently outstanding.

(6) Includes 5,000 shares currently exercisable under a stock option with an exercise price of $2.82 per share.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following sets forth information as of April 29, 2005, with respect to the Company's Common Stock owned beneficially by persons named therein who are officers or nominees for election as directors of the Company and by directors and officers as a group. The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual to the Company:

  Name and address                        Amount and nature            Percent
  of beneficial owner                   of beneficial owner(1)       of class(1)
-----------------------                 ----------------------      ------------
Dr. L. S. Smith, Ph.D.                     3,414,665 (2)  (6)           59.3%
  Chairman and Chief
  Executive Officer
  2817 Forest Lane
  Dallas, Texas 75234
W. H. Oyster                                 288,615 (3)                 5.6%
  President
  2817 Forest Lane
  Dallas, TX 75234
John Benson                                  160,500 (4)                 3.2%
  Chief Financial Officer
  2817 Forest Lane
  Dallas, TX 75234
William P. Cordeiro                           22,500 (5)                  .5%
  Director
  1340 E. Alosta #  200
  Glendora, CA 91740
Craig Alan-Lee                               325,000 (6)(7)              6.6%
  Director
  11230 Dilling Street
  North Hollywood,
  California 91602
Paul Hagen                                     5,000 (7)                  -
  Director
  5719 Lorinwoods Dr.
  Houston, Texas 77066

All directors and officers                 3,847,165  (8)               62.1%
  as a group (6 individuals)
----------------------------
(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power except as otherwise stated in the footnotes below. All calculations are based on 4,913,290 shares outstanding as of the above referenced date, adjusted for exercisable stock options.
(2) Includes 577,777 and 267,857 shares currently exercisable under stock options with exercise prices of $2.25 and $1.12 per share, respectively, and 743,282 shares subject to proxies pursuant to which Dr. L.S. Smith holds sole voting power.

(3) Includes 250,000 shares currently exercisable under stock options with an average exercise price of $2.23 per share. In addition, W.H. Oyster has given Dr. L.S. Smith a proxy to vote his 38,615 shares currently outstanding.
(4) Includes 150,000 shares currently exercisable under stock options with an average exercise price of $2.02 per share. In addition, John Benson has given Dr. L.S. Smith a proxy to vote his 11,500 shares currently outstanding.
(5) Includes 22,500 shares currently exercisable under stock options with an exercise price of $ 2.47 per share.
(6) Craig Alan-Lee has given Dr. L.S. Smith a proxy to vote his 320,000 shares currently outstanding.
(7) Includes 5,000 shares currently exercisable under a stock option with an exercise price of $2.82 per share.
(8)      Includes 577,777,  267,857,  250,000, 150,000, 45,000 and 10,000 shares currently exercisable under stock options with an exercise price or average price, as the case may be, of $2.25, $ 1.12, $2.23, $ 2.02, $2.47 and $2.82, respectively and 743,282 shares subject to proxies which Dr. L.S. Smith holds sole voting powers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers to send reports of their ownership and of changes in ownership of the Company's Common Stock to the Securities and Exchange Commission. Based on the Company's review of the reports it has received, the Company believes all of its directors and officers complied with all reporting requirements applicable to them with respect to transactions in 2004.


                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The business affairs of the Company are managed by or under the direction of the Board of Directors. During 2004, the Company's Board of Directors met six (6) times. All members of the Board of Directors were present at each of the meetings.

In September 2004 Dr. L.S. Smith received voting proxies from certain shareholders covering 743,285 shares of the Company's outstanding common stock. These transactions resulted in Dr. L.S. Smith controlling the voting power of 2,569,031 shares of the Company's common stock or 52.3 percent of the shares currently outstanding. The Company therefore may be treated as a "Controlled Company" under rule 4350 of the NASDAQ Stock Market and the Company has elected to be so classified. As a result, the Company does not have a nominating or compensation committee of the Board of Directors, or any committee performing similar functions.

An audit committee of the Board of Directors was formed during June 1999, and met six times during the year 2004. The audit committee oversees the operation of a comprehensive system of internal controls to ensure the integrity of the Company's financial statements and compliance with laws, regulations and corporate policies. The audit committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2004 with senior management. The audit committee has discussed with BKR Cornwell Jackson, the independent auditors of the Company, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has also received the written disclosures and the letter from BKR Cornwell Jackson required by Independent Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the audit committee has discussed with BKR Cornwell Jackson the independence of BKR Cornwell Jackson as auditor of the Company. Based on the foregoing, the audit committee of the Company has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the United States Securities Exchange Commission. Specific functions and responsibilities of the audit committee are set forth in the charter adopted by the Board of Directors which is attached as Appendix A to this proxy statement.

The members of the Audit Committee are William P. Cordeiro, Paul Hagen and Craig Alan-Lee. Craig Alan-Lee and William P. Codeiro are independent members and William P. Codeiro is the chairman and financial expert of the committee. Paul Hagen was an employee of the Company until his appointment to the board of directors and audit committee. As a result he is not independent as defined in Rule 4200 of the NASDAQ Stock Market. However, the Company has concluded that he otherwise meets the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules thereunder and that he is not a current officer or employee or Family Member of such officer or employee of the Company. The Board of Directors has made the determination that the appointment of Mr. Hagen is in the best interest of the Company and its shareholders due to his extensive executive experience in the jewelry industry and his knowledge of the Company's operations. Mr. Hagen may be a director and member of the audit committee for no more than two years.



Compensation of Directors

Directors who are also employees of the Company do not receive any compensation for serving as a director or as a member of a committee of the Board of Directors. Directors who are not employees of the Company receive a fee in the amount of $ 500 for each meeting of the Board of Directors and each committee meeting of the Board of Directors attended. In addition, William P. Cordeiro has been granted options for the purchased of 22,500 shares of the Company's Common Stock at an exercise price equal to the then fair market value of the Company's Common Stock. Both Craig Alan-Lee and Paul Hagen have been granted an option to purchase 5,000 shares of the Company's Common Stock at an exercise price equal to the then fair market value of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

The following information is furnished with respect to each of the most highly compensated executive officers of the Company whose cash compensation from the Company and its subsidiaries during the Company's last fiscal year exceeded $ 100,000.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                           Annual Compensation       Long-Term
                                        ------------------------    Compensation
                                                                    ------------
                                                                       Awards
Name                                                                 Securities
and                                                                     Under-
Principal                                                               lying
Position                   Year          Salary          Bonus         Options
----------------------------------------------------------------    ------------

Dr. L.S. Smith             2004         $157,197        $ 73,200          -
Chief Executive            2003         $149,625        $ 57,288          -
Officer                    2002         $149,625        $ 38,751       267,857

W.H. Oyster                2004         $143,730         $49,400          -
President and              2003         $136,806         $35,009          -
Chief Operating            2002         $136,806         $22,876          -
Officer

John Benson                2004         $ 87,581         $28,200          -
Chief Financial            2003         $ 83,363         $22,566          -
Officer                    2002         $ 83,363         $10,621          -







Securities Authorized for Issuance Under Equity Compensation Plans.

The Company has a stock option (the "Plan") adopted effective January 1, 2004. The Plan was approved by shareholders on June 21, 2004.

The purpose of the Plan is to provide additional incentive to officers, directors and key employees of the Company by encouraging them to acquire new or additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire the Company's Common Stock, $ .01 par value per share (" Shares"), pursuant to the terms of the Plan.

The aggregate number of Shares for which options may be granted under the Plan shall be One Million Seven Hundred Thousand (1,700,000) including One Million Four Hundred Twenty Thousand Six Hundred Thirty Four (1,420,634) Shares reserved under options previously granted and currently outstanding. The following table sets forth shares reserved under options currently outstanding and additional Shares reserved for future grants under the Plan:


                                                             AVERAGE
                                                            PER SHARE
                                            NUMBER OF        OPTION
                                              SHARES          PRICE
                                            ---------
Shares reserved for current
Outstanding options:
     Officers and Directors                 1,290,634       $   2.00
     All others                               140,000       $   3.04
                                            ---------       ========
              Total outstanding             1,430,634       $   2.10
                                                            ========
 Shares reserved for future grants            269,366
                                            ---------
                  Plan Total                1,700,000
                                            =========


The Board of Directors of the Company in its sole discretion may grant options to purchase Shares under the Plan. The price at which shares may be purchased pursuant to an option under the Plan shall be the closing market value as of the date the option is granted.

Each option granted under the Plan shall expire and all rights there under shall cease on the date which shall be the six month anniversary of the date of termination of employment or service as a director with the Company of the option holder.

Options granted under the plan may be exercised, in whole or in part, at any time on or after the date of grant.

Unless amended by the Board of Directors of the Company and approved by Shareholders of the Company, the Plan will automatically terminate on December 31, 2013.

                            PERFORMANCE PRESENTATION

The following graph compares the five-year cumulative return to stockholders for the Company's common stock against the NASDAQ Composite Index, the S&P 600 Smallcap Index and the S&P Retail Index for the period from January 1, 2000 to December 31, 2004. The comparison assumes $ 100 was invested in January 1, 2000 in the common stock and in each of the three indices and assumes reinvestment of dividends. The Company has not paid any dividends.

                    COMPARISON OF FIVE YEAR CUMLATIVE RETURN

              COMPANY          NASDAQ           S&P            S&P
              COMMON          COMPOSITE        RETAIL          600
DATE           STOCK            INDEX          INDEX        SMALL CAP
----          ------          ---------       -------       ---------
1999            100              100            100            100
2000            143               61             79            111
2001             56               48             92            117
2002             18               33             70             99
2003             40               49            100            137
2004             48               53            121            159


                                    AUDITORS


The Company has selected BKR Cornwell Jackson to be its principal accountants for the current fiscal year.

Their fees for the fiscal year ended December 31, 2004, were as follows:

Description of Service                   Amount of Fee
----------------------                   -------------
  Audit Fees                              $ 46,200
  Financial Information System
    Design and Implementation Fees             -0-
  Other Fees                             $   4,000 (1)
================================================================================

(1) Fees billed for the review of quarterly report on Form 10-QSB for the period ended September 30, 2004

A representative of BKR Cornwell Jackson will be present at the shareholders' meeting and will have the opportunity to make a statement if he desires to do so. Further, the representative of BKR Cornwell Jackson will be available to respond to appropriate questions.

                   SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE
                        2006 ANNUAL SHAREHOLDERS MEETING

Shareholders who wish to submit proposals for inclusion in the proxy statement and for consideration at the annual meeting must do so on a timely basis. In order to be included in the proxy statement for the 2006 annual meeting, proposals must relate to proper subjects and must be received by the Corporate Secretary, DGSE Companies, Inc., 2817 Forest Lane, Dallas, Texas 75234, before January 20, 2006.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for action at the meeting. However, if any matters properly come before the meeting or any adjournments, it is intended that the holders of the proxies named in the accompanying proxy will have discretionary authority to vote the shares represented by the proxies in accordance with their best judgment.


                                              By Order of the Board of Directors


                                               /s/ Dr. L.S. Smith

                                              Dr. L. S. SMITH, Ph.D
                                              Chairman of the Board
                                              and Secretary

Appendix A


                              DGSE COMPANIES, INC.
                             Audit Committee Charter


Organization

This charter governs the operations of the Audit Committee of Dallas Gold & Silver Exchange, Inc. The Audit Committee shall review and reassess this charter on at least an annual basis and obtain the approval of the Board of Directors. The Audit Committee shall be appointed by the Board of Directors and shall consist of at least three directors, two of whom are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the standards of independence required by the NASDAQ or any other exchange on which the common stock of Dallas Gold & Silver Exchange, Inc. is traded. The members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of the NASDAQ or any other exchange on which the common stock of Dallas Gold & Silver Exchange, Inc. is traded.

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel at the Company's expense, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the

Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone' for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

o The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee and the Board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Audit Committee shall review and recommend to the Board the selection of the Company's independent auditors.

o The Audit Committee shall review the interim financial statements with management0 prior to the filing of the Company's Quarterly Reports on Form 1O-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to. be communicated to the audit committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire committee for the purposes of this review.

o The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Reports on Form 1O-K (or the annual reports to shareholders if distributed prior to the filing of Form 1O-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

                                  FORM OF PROXY
                                  -------------


PROXY      DGSE Companies, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Dr. L. S. Smith and John Benson as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designed below, all the shares of Common Stock of DGSE Companies, Inc. held of record by the undersigned on April 29, 2005, at the Annual Meeting of Shareholders to be held June 27, 2005, or any adjournment thereof.

1. ELECTION OF DIRECTORS

   FOR all nominees listed below(except     WITHHOLD  AUTHORITY  to vote for all
   as marked to the contrary below)         nominees listed
   ____________________________________     ____________________________________

      INSTRUCTION: To withhold authority to vote for any individual, cross out the nominee's name in the List below.

Dr. L. S. Smith   W. H. Oyster   William P. Cordeiro  Craig Alan-Lee  Paul Hagen

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                 Please sign exactly as name below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                 Dated:___________________________________, 2005

                                 Signature______________________________________

                                 Signature if held jointly______________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.